Shuttle Pharmaceuticals, Inc.

Nasdaq: SHPH

Investor Presentation
November 2022



Disclaimers

Forward Looking Statements

All of the information contained within this business plan presentation (the "Presentation") has been obtained from sources generally believed to be reliable by Shuttle Pharmaceuticals Holdings, Inc. (referred to herein as "Shuttle Pharmaceuticals," "Shuttle" or the "Company"). However, such information is not necessarily accurate or complete and cannot be guaranteed. Although Shuttle Pharmaceuticals has endeavored to include summary information that it believes to be relevant for purposes of evaluating the merits of an investment in the Company, each recipient of this Presentation understands that Shuttle Pharmaceuticals does not make any representation or warranty as to the accuracy or completeness of the information included herein and that only those representations or warranties that are specifically set forth in a definitive agreement signed by the Company and the investors therein will have a binding legal effect. Furthermore, the information contained within this Presentation may contain forward-looking statements within the meaning of U.S. federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. Forward-looking statements can generally be identified because they would contain words such as "may," "will," "should," "expects," "plans," "anticipates," "intends," "targets," "projects," "contemplates," "estimates" or "predicts" or the negative of such terms or similar expressions relating to the Company's expectations, strategy, plans or intentions. We have based such forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition or results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in such forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements.

The recipient of this Presentation agrees to treat the information contained herein in a confidential manner, and to not disclose such information or reproduce this Presentation, either in whole or in part, without the prior written consent of the Company.

Prior to making any investment in Shuttle Pharmaceuticals, potential investors are responsible for conducting their own due diligence and consulting with their own legal, accounting and financial advisors.

Any investment in Shuttle Pharmaceuticals carries a high risk of loss and should only be considered by accredited investors who can afford the loss of their entire investment. By acceptance of this Presentation, the recipients hereby acknowledge that they are sophisticated investors with the means to conduct their own investigation of the business and financial affairs of Shuttle Pharmaceuticals.

If, for any reason, the recipient is either unable or unwilling to acknowledge and abide by these conditions, please do not proceed any further and immediately return this Presentation to:

Anatoly Dritschilo, MD, FACR
CEO, Shuttle Pharmaceuticals Holdings, Inc.
One Research Court, Suite 450
Rockville, MD 20850-6252
Phone: 240-403-4212
anatoly.dritschilo@shuttlepharma.org

For illustrative purposes only. Past performance is not indicative of future results. An Investment in the Company's securities is speculative, illiquid and there may be a total risk of loss. There is no guarantee that any specific outcome will be achieved.

Experts in Radiation Oncology

- **Anatoly Dritschilo, M.D., is an experienced clinician and researcher who has held senior management and academic positions including**
  - Prior to co-founding Shuttle, Dr. Dritschilo was a co-founder of Oncomed, Inc., a company that became public as NeoPharm, Inc. (Nasdaq: NEOL).
  - Serving as Department Chairman, Hospital Medical Director and Cancer Center Director at Georgetown University Medical Center.
  - He has experience in providing care for patients undergoing treatment for cancers of the prostate, breast, brain, lung, sarcomas and GI systems.
  - Directed basic science research supported by grants from the National Cancer Institute ("NCI") and performed clinical trials using drugs and radiation therapy.
  - Served as the principal investigator of pharmaceutical industry sponsored clinical evaluations of human interferon alpha-2 (Bristol-Myers) with radiation therapy and antisense raf oligonucleotides, LErafAON (NeoPharm) with radiation therapy.
  - Serves as a Radiation Biology and Radiation Oncology expert on committees of the NIH to review Program Project (P01) grant applications, Specialized Program of Research Excellence (SPORE) grant applications and investigator-initiated research project (R01) applications.



Company Overview

- **Shuttle Pharma (Nasdaq: SHPH) is a clinical-stage biopharma company developing next generation immuno-oncology and radio-oncology solutions for combined modality treatment of cancers, targeting a potential $4.5 Billion annual TAM, based on off-label use of radiation sensitizing drugs**

- **Mission is to improve the lives of cancer patients by developing therapies that are designed to maximize the effectiveness of Radiation Therapy (RT) while limiting the late effects of radiation in cancer treatment**
  - By developing radiation sensitizers, the Company aims to increase cancer cure rates, prolong patient survival and improve quality of life when used as a primary treatment
  - Pipeline includes radiation sensitizers (Ropidoxuridine) and immunity activators (SP-2-225) to enhance radiation therapy outcomes

- **Ropidoxuridine, the Company's lead candidate, is an orally available prodrug, that once ingested, metabolizes into iododeoxyuridine (IUdR), a pyrimidine analog that has been recognized since the 1960's as a radio sensitizing agent.**
  - Successfully completed phase I of a clinical trial of Ropidoxuridine treating metastatic gastrointestinal cancers. Next steps are to perform a Phase II trial in advanced brain cancer patients undergoing RT in patients with glioblastoma.
  - Ropidoxuridine pipeline potentially includes brain tumors, sarcomas, lung and GI cancers
  - Currently, there is only one approved drug on the market that stimulates a cancer's radio-sensitivity. However, that drug, has a host of side effects that limits its utility. Many other drugs are used "off label" by radiologists, but these often have additional side effects; in addition, their radiation sensitivity is a secondary drug characteristic.

- **Selective HDAC6 inhibitor, SP-2-225, a pre-clinical stage molecule, activates the innate immune system to target irradiated tumor cells by immune mechanisms.**
  - Pre-clinical studies of HDAC inhibitors have potential indications for treating multiple myeloma, breast cancer and malignant melanoma
  - Shuttle seeks to advance HDAC inhibitor SP-2-225 through IND and into a phase I clinical trial

The Fundamental Problem Facing Radiation Therapy

Cancers are surrounded by radiation sensitive normal tissues that limit the maximum treatment dose

Strategies to overcome cancer resistance to radiation therapy:

- **Sensitize Cancer Cells To Radiation Therapy**
  - Radiation sensitizers improve cancer control at tolerable doses in cancers of the lung, GYN and GI
  - Shuttle Pharma's Ropidoxuridine platform technology addresses this unmet clinical need

- **Activate The Immune Response To Irradiated Cancers**
  - Irradiated cancer cells express cellular antigens that activate the immune system
  - Shuttle Pharma's HDAC6 selective inhibitor SP-2-225 enhances the immune response to inhibit tumor growth




% of 6600 cGy (RBE)
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cm
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A
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Sensitizer
Protetor
Tumor Control
Major Complications
Probability
Dose

Lead Drug Candidates

Objective is to improve the outcomes of cancer treatment through RT while reducing its side effects by:

- Sensitizing growing cancer cells to render them more susceptible to the effects of RT;
- Activating the DNA damage response pathway to protect normal cells located near cancers; and
- Activating the immune response to antigens present on irradiated and un-irradiated cancer cells.

Product	Mechanism How does it work?	Clinical Indication
Ropidoxuridine (Clinical)	Radiation-induced reactive radicals cause DNA strand breaks	Glioblastoma/Sarcoma Phase II Clinical Trials
HDAC6 Inhibitor SP-2-225 (Pre- clinical)	Activates the immune system & reduces harm	Myeloma, Lung, Breast Cancer

Competitive Landscape

"OFF-LABEL" Sensitizer Used with Radiation Therapy

- A number of large markets already accessible through "off-label" use of sensitizers
- Large number of solid tumors are eligible for radiosensitizer use
- Sub-optimal side-effect profile of current drug treatments warrants novel drug development
- Shuttle pipeline can provide a rapidly monetizable platform pharmacological solution
- Advantageous intellectual property position for Shuttle

	Cancers treated	Side-effects	Tot. Revenue (est.)
5- Flourouracil (Adrucil) Patent expiry: 1977	▪ Colon and rectal cancer ▪ Breast Cancer ▪ Pancreatic cancer	▪ Enteritis ▪ Transient lymphocytopenia ▪ Nausea	$19 million*
Capecitabine (Xeloda) Patent expiry: 2013	▪ Colon and rectal cancer ▪ Breast cancer ▪ Pancreatic cancer	▪ Dermatitis ▪ Diarrhea ▪ Fatigue	$519 million
Cetuximab (Erbitux) Patent expiry: 2018	▪ Colon cancer ▪ Lung cancer ▪ Head and neck cancer	▪ Skin reactions ▪ Nausea ▪ Liver problems	$687 million
Irinotecan (Camptosar) Patent expiry: 2007	▪ Colon and rectal cancer	▪ Diarrhea ▪ Nausea ▪ Low white blood cell count	$703 million*
Bevacizumab (Avastin) Patent expiry: 2017	▪ Colon and rectal cancer ▪ Lung cancer ▪ Breast cancer	▪ Impaired wound healing ▪ Hypertension ▪ Bleeding problems	$6,953 million
Oxaliplatin (Eloxatin) Patent expiry: 2013	▪ Colon and rectal cancer	▪ Neurotoxicity ▪ Nausea ▪ Low white blood cell count	$160 million

Sources: ClinicalTrials.gov, U.S. Food and Drug Administration, American Association for Cancer Research, National Center for Biotechnology Information, American Society of Clinical Oncology, Oncology Journals, Press Releases, and MnM Analysis, Company annual reports. 2017 **Note:** * generic drug data based on Shuttle internal estimates

Market Opportunity

Immuno-therapies and radiation sensitizers are expected to improve outcomes in many cancers

~ **1.8 M new cancer cases** annually in the U.S.

~ **450,000** patients with local/regional cancers are candidates for RT with sensitizers

~ **“Off-label”** use of radiation sensitizing drugs predominates

Based on a rough estimate of a course of radiation sensitizing brand drug therapy, which are used off label at this time, the potential market size is estimated to be in excess of $4.5 billion annually.


Annual cancer patients
~50% RT treated
~50% are curative
~1.8M
~900,000
~450,000

Source: American Cancer Society Facts & Figures, National Cancer Institute Cancer Statistics 2020

Clinical Pipeline

Pipeline composed of two parts: Ropidoxuridine, our lead clinical drug candidate, which sensitizes rapidly growing cancer cells and, various selective HDAC (histone deacetylase) inhibitors – which sensitize cancer cells and stimulate the immune system.

	Program	Pre-clinical	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
DNA Mediated Radiation Sensitization	Ropidoxuridine – Brain Tumors and Sarcomas					Initiate Phase II Clinical Testing
	IPdR + TPI – Proton Beam					IND Enabling Study
HDAC Inhibitor Platform Technology	Class II HDAC6 Selective		SP-2-225 Activates Post-RT Immune System			IND Enabling for Clinical Testing Multiple Sites
	Class I – ER+ Targeting		SP-1-303 Inhibits ER+ Breast Cancer Growth			IND Enabling for Clinical Testing Breast Cancers
	Dual Function Pan HDAC		SP-1-161 Sensitizes Head & Neck Cancers			IND Enabling Clinical Testing H&N, Lung

Ropidoxuridine Platform: Overview

- **Ropidoxuridine (IPdR) is an orally available halogenated pyrimidine with strong cancer radiation sensitizing properties.**
  - Halogenated pyrimidines are incorporated into DNA by rapidly growing cancer cells and the cells become more sensitive to the effects of RT.
  - The mechanisms of action underlying our candidate agents have been attributed to incorporation of IUdR, a metabolite of IPdR, into DNA, yielding reactive uracil free radicals that cause lethal DNA double strand breaks following radiation exposure.

- **The phase I results have been reported by our SBIR subcontractor at the 30th EORTC-NCI-AACR Symposium in November 2018.**
  - Eighteen patients completed dose escalation to 1200 mg/day for 30 days, establishing the maximum tolerated dose (MTD) in combination with radiation therapy.
  - Reported signals of efficacy include four patients with partial responses, nine with stable disease and one progressive disease in target lesions.

- **These results support advancing clinical development of Ropidoxuridine in combination with radiation and provide the foundation for design of phase Ib/II clinical trials in brain tumors and sarcomas.**
  - The brain tumor, glioblastoma is a disease site for which Shuttle Pharma received approval of an application to the FDA for orphan designations.
  - Receiving orphan designation protects our marketing position of Ropidoxuridine for up to seven years after approval of drug commercialization.
  - Our intellectual property also includes a provisional patent application for a new formulation.


aldehyde
oxidase
Prodrug
Active Drug

Mechanism of action of IPdR

Oral administration of Ropidoxuridine (IPdR) leads to conversion of IPdR to IUdR and incorporation into DNA to sensitize cells to radiation. DNA breaks are induced by a free radical mechanism on exposure to ionizing radiation.

Source: Expert Opin. Investig. Drugs (2007) 16(9):1415-1424

Ropidoxuridine Platform: Clinical Studies

- **Ropidoxuridine (IPdR) is the prodrug of IUdR**
  - IUdR is a powerful radiation sensitizer showing Phase II efficacy in NIH sponsored clinical trials
    - IUdR and RT for sarcoma patients resulted in improved survival
    - IUdR and RT for glioblastoma and anaplastic astrocytoma patients resulted in improved survival
  - IUdR requires intra-venous, constant infusion delivery subject to drug delivery-related adverse events
  - IPdR is administered as an oral drug and is converted to IUdR for sensitizer effect



IPdR
1:1 conversion by aldehyde
IUdR
Thymidine kinase
IdUMP
Thymidylate kinase
IdUTP
DNA breaks
Reactive uracil radicals
Ionizing radiations

- **Phase I and Pharmacology study of Ropidoxuridine (IPdR) as prodrug for iododeoxyuridine-mediated tumor radiosensitization in advanced GI cancer undergoing radiation (Clin Cancer Res, 2019)**
  - NIH SBIR contract funding was awarded to Shuttle Pharma with subcontract to Brown University/Rhode Island Hospital to perform this study

- Oral delivery of IPdR (Ropidoxuridine) with RT is safe and IUdR is bioavailable for cancer sensitization
  - 18 patients reached an MTD of Ropidoxuridine with RT of 1200 mg daily for 28 days
  - 14 patients were assessed for tumor responses: 4 partial responses, 9 stable disease, 1 progressive disease

Ropidoxuridine Platform: Recent Activities

- **Manufacturing Agreement**
  - In September 2022, the Company announced it entered into an agreement with TCG GreenChem, Inc. to manufacture Ropidoxuridine, the Company's lead clinical sensitizer drug candidate, for use in formulating the drug product for testing in clinical trials of Ropidoxuridine and RT of cancers.
  - The agreement with TCG GreenChem allows the Company to advance its clinical research, including its proposed Phase II clinical trials, to establish the data necessary for the FDA to determine efficacy in treating brain tumors, sarcomas and pancreatic cancers, diseases that offer potential for orphan designations. In conjunction with manufacturing Ropidoxuridine, TCG GreenChem will perform process research, development and optimization work for Shuttle Pharma related to Ropidoxuridine and create working standards of starting materials and intermediates to support the qualitative/quantitative analysis of the drug reaction progress, determination of impurities, total mass balance and assay yields of the reactions. Shuttle Pharma will own all intellectual property and improvements developed through the Manufacturing Agreement.
  - TCG GreenChem, Inc. was founded by former large pharma pharmaceutical executives with a track record in the development of hundreds of New Chemical Entities into the clinic and commercialization of several well-known pharmaceutical products for Boehringer Ingelheim Pharmaceuticals, Inc., Sepracor, Inc., and Merck & Co, Inc.
- **Engagement of Theradex Oncology**
  - In November 2022, Shuttle announced it had engaged Theradex Oncology, a leading clinical research organization, to help prepare for its upcoming clinical study of Ropidoxuridine. Specifically, Theradex Oncology will assist the Company in meetings with the FDA and preparation of the IND application for the planned Phase II clinical study of Ropidoxuridine and radiation therapy. Theradex's expertise in regulatory and statistical design is particularly helpful in meeting FDA requirements and providing guidance in study design and statistical support for the clinical trial.

Ropidoxuridine Platform: Next Steps

- **Develop Ropidoxuridine (IPdR) for Orphan disease indications to take to market**
  - Manufacture 24 kg of Ropidoxuridine and formulate for use in clinical trials.
  - Conduct a Phase II clinical trial of Ropidoxuridine, Temodar and RT in glioblastoma.
  - Conduct a Phase III clinical trial in glioblastoma to secure FDA approval to market Ropidoxuridine for the glioblastoma indication using orphan disease designation for marketing protection.
- **Develop Ropidoxuridine and tipiracil (IPdR/TPI) for colorectal cancer indications to take to market**
  - Formulate 5 kg of IPdR/TPI for use in pre-clinical efficacy studies, IND-enabling studies and a Phase I clinical trial.
  - Conduct IND-enabling studies; obtain IND for IPdR/TPI with RT.
  - Conduct a Phase I clinical trial of IPdR/TPI with RT in rectal cancers to establish the MTD.
  - Conduct a Phase II clinical trial of IPdR/TPI with RT in rectal cancer.
- **Enhance intellectual property for Ropidoxuridine**

"We are preparing the Investigational New Drug application for the study with an expectation of final submission to the FDA in the second quarter of 2023."

Shuttle Pharma's Chairman and CEO, Anatoly Dritschilo, M.D.
November 15, 2022

HDAC Inhibitor Platform: Overview

- **The company has discovered novel HDAC inhibitor molecules and testing in preclinical models has shown cancer radiation sensitizing properties, normal tissue protective properties and selective HDAC6 inhibitory properties.**

- **Our HDAC inhibitor platform will be evaluated in pre-clinical studies of radiation sensitization of solid tumors and activation of the immune response to irradiated cancer cells.**

- **SP-2-225 is our candidate lead selective histone deacetylase inhibitor of HDAC6.**
  - HDAC6 is a member of the Class IIb HDAC family.
  - Selective HDAC6 inhibitors are an emerging class of pharmaceuticals due to effects on neurodegenerative diseases, cancers and immunology.
  - The potential to affect regulation of the immune system and enhance the immune response to cancers is of significant interest as an adjuvant treatment in combination with radiation therapy.

- **Propose to test our HDAC6 inhibitors for a role in enhancing post-RT immune responses to antigens produced in irradiated cancers for their effects on control of local and metastatic disease.**


N
H
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O
O
ATM activation/ HDAC selective domain
Zn Binding Domain


Ac
TF
HAT
HDAC
HDACi
ATMa
Acetylated histones
Active transcription
De-acetylated histones
In-active transcription

HDAC Inhibitor Platform: SP-2-225 Immuno-activator and HDAC6 Target

Targeting HDAC6 for SM1 melanoma tumor growth inhibition


Surface Expression of MHC I + SIINFEKL
MFI Ratio
2.5
2.0
1.5
1.0
0.5
0.0
UT
RT
225
225+RT
UT
RT
225
225+RT


Vehicle
225 (25 mg/kg)
Tumor Volume (mm3)
3000
2500
2000
1500
1000
500
Days
10
12
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21
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26
p<0.00001

SP-2-225 Induced Antigen Presentation:
Antigen presentation on antigen presenting (APC) cells after drug treatment and in combination with radiation.

Syngeneic Tumor Growth Inhibition of Melanoma:
SP-2-225 shows significant tumor growth inhibition of SM1 melanoma in a syngeneic tumor model that allows the immune system to act on the tumor.

Intellectual Property Portfolio for Radiation Sensitizers

- **Our intellectual property for Ropidoxuridine includes novel formulations that show improved drug bioavailability (in a preclinical animal model) and for sensitizing cancers to proton and to conventional radiation therapies.**
- **Our HDAC inhibitor intellectual property includes new patent applications and granted patents for composition of matter and methods of use for treating cancers with HDAC inhibitors in combinations with radiation therapy.**
- **Ropidoxuridine and ATM/HDAC IP Discovered by Shuttle Pharmaceuticals:**

- **Ropidoxuridine Formulation**
  - Title: METHOD AND COMPOSITIONS FOR CANCER THERAPIES THAT INCLUDE DELIVERY OF HALOGENATED THYMIDINES AND THYMIDINE PHOSPHORYLASE INHIBITORS IN COMBINATION WITH RADIATION 09-Jan-2017 Docket Number/105441-5002 PR PROVISIONAL U.S.

- **Dual Functional and Isoform Selective HDAC Inhibitor Platform:**
  - Patent Title: "DUAL FUNCTION MOLECULES FOR HISTONE DEACETYLASE INHIBITION AND ATAXIA TELANGIECTASIA MUTATED ACTIVATION AND METHODS OF USE THEREOF" United States Patent Grindrod et al. Patent No: US 10,730,834 B2 U.S./Canada/Europe (Granted)
    - Patent No. : US 9, 809, 539 B2, Date of Patent : Nov . 7 , 2017 Anticipated expiration 03/03/2035
    - Patent No.: US 10,730,834 B2, Date of Patent : * Aug . 4 , 2020 Anticipated expiration 11/06/2037
    - Patent No.: US 10,745,352 B2 (45) Date of Patent : * Aug . 18 , 2020 Anticipated expiration 03/03/2036
  - Patent Title: SELECTIVE HISTONE DEACETYLASE INHIBITORS FOR THE TREATMENT OF HUMAN DISEASE WO2019139921A1 WIPO (PCT) Priority 2018-01-09 • Filed 2019-01-08 • Published 2019-07-18 Chinese Patent Application for Invention No. 201980017930.9(PCT/US2019/012770) Publication No: 112004537: Pub date: November 27, 2020
  - Patent Title: SELECTIVE HISTONE DEACETYLASE INHIBITORS FOR THE TREATMENT OF HUMAN DISEASE United States Patent Application Publication No: US 2020/0071288 A1 Grindrod et al. Pub Date: Mar. 5, 2020

Summary: Clinical Development Strategy for Radiation Sensitizers

- **Shuttle Pharma has a broad pipeline to improve clinical outcomes of patients treated with radiation therapy for cancer**

- **Priority #1: Advance Ropidoxuridine & RT to treat brain tumors (glioblastoma)**
  - Capitalize on Ropidoxuridine as an orally available, small molecule radiation sensitizer.
    - To date, there is one drug (Cetuximab) approved by the FDA specifically as a radiation sensitizer.
    - If we are successful in developing Ropidoxuridine to obtain FDA approval for commercialization, a small molecule sensitizer will be enabled for clinical applications for radiation sensitization.
  - FDA "orphan" designation has been granted for IPdR in glioblastoma
  - Next Steps
    - Manufacture 24 kg Ropidoxuridine (IPdR) and formulate for clinical use
    - Perform the Phase II clinical trial of Ropidoxuridine & RT in brain tumors
    - Seek FDA "breakthrough" designation
    - Advance Ropidoxuridine & RT to a randomized clinical trial (FDA marketing approval)

- **Priority #2: Advance pre-clinical development of HDAC6 selective inhibitor SP-2-225 for immune activation against cancers after RT**
  - Invest in our HDAC platform technology to maximize its utility across cancer therapies.
    - We are initially applying the platform to develop drugs for cancer radiation sensitization and normal tissue radiation protection.
  - HDAC inhibitor patents (platform technology) have been granted and are owned by Shuttle Pharma
  - Next Steps
    - Manufacture 5 kg of HDAC6 selective SP-2-225
    - Perform IND-enabling studies of SP-2-225, obtain IND
    - Perform Phase I clinical trial of SP-2-225 in patients with advanced cancers

Financial Overview

Shuttle Pharmaceuticals Cap Table as of September 30, 2022	
Common Stock	13,586,393
Fully Vested Restricted Stock Units (RSUs)	58,813
RSUs Subject to Vesting	369
Warrants Outstanding	20,000
Total Shares on a Fully Diluted Basis	13,606,762
Total Outstanding Debt	$770,705

Capital Market Profile	
Exchange/Ticker	NASDAQ: SHPH
Closing Stock Price*	$1.45
52 Wk High/Low*	$126.26 - $1.35
Market Cap*	$19.7M
Cash Balance (9/30/22)	$9.1M

* As of 11/30/22

Shuttle's Experienced Leadership Team



Anatoly Dritschilo, MD
CEO & Chairman

- Founder & CEO of Shuttle Pharma since 2012. Chairman, Board of Directors 2017.
- Member, Board of Directors, Neopharm Inc. 1990
- Academic career: Georgetown University School of Medicine, Chairman, Department of Radiation Medicine, Medical Director Georgetown University Hospital, interim Director, Lombardi Cancer Center
- HDAC inhibitor patents



Peter Dritschilo, MBA
President & COO

- Served as President & COO of Shuttle Pharma since 2012.
- MBA George Washington University.
- Radiation oncology administrator Rad America, Inova Health



Michael Vander Hoek , MHSA
CFO and VP Regulatory

- Served as CFO of Shuttle Pharma since 2019.
- MHSA George Washington University.
- Administrative Director, Lombardi Cancer Center



Tyvin Rich, MD
Medical Director

- Served as Medical Director of Shuttle Pharma since 2019.
- Radiation Oncology Training – Harvard, MGH
- Radiation Oncology faculty Harvard JCRT, MD Anderson Cancer Center, Radiation sensitizer clinical trials.
- Chairman of Radiation oncology, University of Virginia



Mira Jung
Scientific Director

- Served as Scientific Director of Shuttle Pharma since 2012.
- Molecular Biology, University of Kansas. Radiation Biology, Georgetown University.
- Professor of Radiation Medicine Georgetown University.
- HDAC inhibitor patents and publications



Theodore Phillips, MD
Chair, Scientific Advisory Committee

- Served as Medical Director and Chair of SAC of Shuttle Pharma from 2012.-2019
- Chair Radiation Oncology UCSF. Associate Director UCSF Cancer Center.
- Member, National Academy of Sciences

THANK YOU

SHUTTLE PHARMACEUTICALS

Anatoly Dritschilo, MD
CEO, Shuttle Pharmaceuticals Holdings, Inc.
Tel: (240) 403-1212
Email: anatoly.dritschilo@ShuttlePharma.org